SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 4, 2008

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CSX CORPORATION
(Exact name of registrant as specified in its charter)

________________________________

Virginia
(State or other jurisdiction of
incorporation or organization)

1-8022	62-1051971
(Commission File No.)	(I.R.S. Employer Identification No.)

500 Water Street, 15th Floor, Jacksonville, FL 32202 (Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:
(904) 359-3200

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

On August 4, 2008, IVS Associates, Inc., the inspector of election for CSX’s 2008 annual meeting of shareholders, provided the votes withheld for each director nominee.  This information is set forth below.

CSX Nominee	Votes For	Votes Withheld
Donna Alvarado	289,484,637	5,823,518
Elizabeth E. Bailey	121,616,420	5,828,336
John B. Breaux	288,276,159	5,936,196
Steven T. Halverson	132,288,805	5,650,485
Edward J. Kelly, III	289,342,513	5,965,642
Robert D. Kunisch	120,061,421	5,722,271
John D. McPherson	289,502,300	5,805,855
David M. Ratcliffe	288,342,970	5,808,773
William C. Richardson	129,365,392	5,756,423
Frank S. Royal	129,715,745	7,067,133
Donald J. Shepard	289,477,087	5,831,069
Michael J. Ward	288,896,892	6,411,263

TCI Group Nominee	Votes For	Votes Withheld
Christopher Hohn	130,506,157	28,155,134
Alexandre Behring	159,839,867	1,638,900
Gilbert H. Lamphere	170,353,891	523,610
Timothy T. O’Toole	147,824,964	19,140,262
Gary L. Wilson	82,543,104	75,022,386

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CSX CORPORATION

By:	/s/ Ellen M. Fitzsimmons
Ellen M. Fitzsimmons
Senior Vice President–Law and Public Affairs, General Counsel and Corporate Secretary

Date: August 5, 2008